UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2018

ICU MEDICAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34634	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

(949) 366-2183

Registrant's telephone number, including area code
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Company's director retirement policy, Mr. Joseph R. Saucedo notified the Board that he would not stand for reelection as a director at the Company's 2018 Annual Meeting of Shareholders. Accordingly, Mr. Saucedo's tenure as a director ended when his current term expired at our May 15, 2018 Annual Meeting. Mr. Saucedo's decision to retire was not in connection with a disagreement relating to the Company's operations, policies or practices.

The disclosure set forth under Proposal 1 in Item 5.07 of this Form 8-K is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1.  Election of directors.

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Vivek Jain	16,843,791	709,182	1,562,057
George A. Lopez, M.D.	16,123,661	1,429,312	1,562,057
Robert S. Swinney, M.D.	16,974,675	578,298	1,562,057
David C. Greenberg	16,965,002	587,971	1,562,057
Elisha W. Finney	14,198,787	3,354,186	1,562,057
Douglas E. Giordano	16,706,385	846,588	1,562,057
David F. Hoffmeister	17,442,964	110,009	1,562,057
Donald M. Abbey	17,527,584	25,389	1,562,057

The Company’s stockholders elected each of the director nominees to serve as a director for a term of one year until the 2019 annual meeting of stockholders and until their respective successors are elected and qualified.

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstain	Broker Non-Votes
17,077,895	2,015,639	21,496	0

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proposal 3.  Approve the advisory vote on the Company’s named executive officer compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
17,261,947	260,471	30,555	1,562,057

The Company’s stockholders approved on an advisory basis the Company’s named executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICU Medical, Inc.
Date: May 17, 2018	/s/ SCOTT E. LAMB Scott E. Lamb Chief Financial Officer and Treasurer